Exhibit 99.1

Future Vision II Acquisition Corp. Announces Entering into Merger Agreement with Viwo Technology Inc.

NEW YORK, NY, November 29, 2024 (PRNewswire) – Future Vision II Acquisition Corp., (NASDAQ: FVNNU) a publicly traded special purpose acquisition company (the “Future Vision”) and Viwo Technology Inc., a Cayman Islands exempted company operating its business via wholly owned entities in China (“Viwo”), today announced that, on November 28, 2024, they have entered into a definitive merger agreement. A newly created merger subsidiary of Future Vision will be merged with and into Viwo, with Viwo being the surviving entity and becoming a wholly owned subsidiary of Future Vision (the “Business Combination”). Upon closing of the transaction, Future Vision will change its name to “Viwo Inc.”

The Business Combination provide for a valuation of Viwo and its subsidiaries and businesses of $100,000,000.00. Valued at $10.05 per share equaling the initial per share redemption price to be paid to Future Vision’s shareholder exercising their right of redemption pursuant to Future Vision’s Memorandum and Articles of Association, Viwo shareholders will receive in the aggregate 9,950,250 shares of Future Vision upon the consummation of the Business Combination. The definitive merger agreement contains customary terms, conditions, representations and warranties, covenants, and agreements that is typical to a transaction of this structure and size.

The Board of Directors of Future Vision and Viwo have approved the Business Combination and aim to consummate the transactions described in the definitive merger agreement by the end of the second quarter of 2025, subject to regulatory and Future Vision and Viwo shareholders’ approval.

In a statement by Danhua Xu, CEO of Future Vision: “I am delighted to announce that we have signed a definitive merger agreement with an innovative enterprise specializing in intelligent digital technology. This acquisition aligns perfectly with our mission to leverage cutting-edge technologies such as artificial intelligence, big data, and cloud computing to drive business growth, empower corporate value and ultimately create value for our shareholders.”

In a statement by Fidel Yang, CEO of Viwo: “As the CEO of Viwo, I am very excited to announce that we have signed a definitive merger agreement with Future Vision II Acquisition Corp. This merger will accelerate our growth and our ability to innovate in intelligent digital technology, enabling us to leverage cutting-edge advancements in artificial intelligence, big data, and cloud computing. Together, we will drive business transformation, empower corporate value, and create significant opportunities for our customers and stakeholders.”

The description of the Merger Agreement and the terms of the Business Combination and the transactions contemplated by the Merger Agreement contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement relating to the transaction. For additional information, see Future Vision’s Current Report on Form 8-K, which will be filed promptly and can be obtained at the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Advisors

Concord & Sage P.C is serving as US legal advisor to Future Vision, and China Commercial Law Firm (华商律师 事务所) is serving as PRC legal advisor to Future Vision.

L&C Law Group is serving as US legal advisor to Viwo, and Guangdong Chong Li Law Firm (广东崇立律师事务 所) is serving as PRC legal advisor to Viwo.

Ogier is serving as deal counsel as to the laws of the Cayman Islands.

About Viwo Technology Inc.

Viwo is an innovation-driven technology company specializing in AI and “Martech” (marketing + technology) services, as well as AI and software development services. Viwo’s mission is to drive business growth and enhance corporate value for its customers. Viwo assists customers across various industries in achieving digital upgrades and transformations, thereby creating future value. Viwo is committed to continuous technological innovation with the aim of industrializing intelligent digital technology.

About Future Vision II Acquisition Corp.

Future Vision II Acquisition Corp is a newly incorporated blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. While we will not be limited to a particular industry in our identification and acquisition of a target company, we intend to focus our search on businesses within the technology, media, and telecommunications sector.

Additional Information about the Business Combination and Where to Find It

To facilitate the Business Combination, Future Vision will file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement/prospectus of Future Vision, and after the Registration Statement is declared effective, Future Vision will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of Future Vision’s shareholders to be held to approve the Business Combination and related matters. This communication does not contain all of the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. Future Vision and Viwo may also file other documents with the SEC regarding the Business Combination. Future Vision shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, when available, as these materials will contain important information about Future Vision, Viwo, and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to Future Vision shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation / No Offer or Solicitation

Future Vision, Viwo, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Future Vision shareholders in connection with the proposed Business Combination. A list of the names of the directors and executive officers of Future Vision and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

Neither Future Vision, Viwo, nor any of their respective affiliates make any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Business Combination discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination.

This Current Report on Form 8-K and the exhibits filed or furnished herewith include “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transactions by and among Future Vision, Merger Sub, and Viwo, including statements regarding the benefits of the transaction, the anticipated timing of the Business Combination, the business of the Company and the markets in which they operate. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Future Vision’s and Viwo’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Future Vision’s and Viwo’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic markets; risks related to the business of Viwo and the timing of expected business milestones; changes in the assumptions underlying the expectations of the Viwo regarding its future business; the effects of competition on the Viwo’s future business; the outcome of any legal proceedings that may be instituted against Future Vision, Viwo, and/or the combined company or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; the inability to complete the proposed Business Combination, including, without limitation, the inability to obtain approval of the shareholders of Future Vision or to satisfy other conditions to closing; the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of Future Vision and Viwo as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the proposed Business Combination; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed Business Combination; the Parties’ estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the filings made by Future Vision with the SEC, including the proxy statement/prospectus that will be filed relating to the proposed Business Combination. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Future Vision and Viwo caution that the foregoing list of factors is not exclusive. Future Vision and Viwo caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Future Vision or Viwo undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

For investor and media inquiries, please contact:

Ms. Caihong Chen, CFO of Future Vision

Email: caih_chen@outlook.com

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